UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 2, 2010

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

DB US DOLLAR INDEX BEARISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust, Delaware	87-0778080 (Trust) 87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317, 001-33318, 001-33319

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 2, 2010, DB Commodity Services LLC, in its capacity as the managing owner (the “Managing Owner”) of PowerShares DB US Dollar Index Trust, PowerShares DB US Dollar Index Bullish Fund (the “Bullish Fund”) and PowerShares DB US Dollar Index Bearish Fund (the “Bearish Fund”) (each a “Fund” and collectively, the “Funds”), DB US Dollar Index Master Trust (the “Master Trust”), and DB US Dollar Index Bullish Master Fund and DB US Dollar Index Bearish Master Fund (collectively, the “Master Funds”), on behalf of the Bullish Fund and the Bearish Fund, respectively, has adopted the revised roll rules (the “Revised Roll Rules”) in connection with the Deutsche Bank Long US Dollar Index (USDX®) Futures Index – Excess ReturnTM (the “Long Index”) and Deutsche Bank Short US Dollar Index (USDX®) Futures Index – Excess ReturnTM (the “Short Index”) (the Long Index and the Short Index, collectively, the “Indexes”).

The Revised Roll Rules will become effective as of Saturday, March 6, 2010.

Under the original roll rules, the Indexes would roll all affected underlying DX Contracts on a single business day. The Revised Roll Rules provide that the roll of the affected underlying DX Contracts will occur over a period of three consecutive business days. The Managing Owner, on behalf of the Funds (and in turn, the Master Funds), has adopted the corresponding Indexes (which have incorporated the Revised Roll Rules effective as of Saturday, March 6, 2010) in order to allow for more efficient execution during the roll period.

Terms used herein and not otherwise defined have the meanings assigned to such terms as provided under the currently effective prospectus of the Funds dated January 4, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit:

4.2.3	Amendment No. 3 to Amended and Restated Declaration of Trust and Trust Agreement of the Master Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bearish Master Fund, a series of DB US Dollar Index Master Trust

By: DB Commodity Services LLC, its Managing Owner

By:	/S/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/S/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: March 2, 2010